UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 4, 2024
RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-32113	33-0832424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17101 Armstrong Avenue, Irvine, California, 92614
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (714) 430-6400
(Former Name or Former Address, if Changed Since Last Report)
________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGP	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2024, the Board of Directors (the “Board”) of Resources Connection, Inc. (the “Company”) approved an increase in the number of members of the Board from ten to eleven members and appointed Roger Carlile to the Board to fill the resulting vacancy, effective immediately. Mr. Carlile has been appointed as a Class III director, to serve until the Company’s 2024 annual meeting of stockholders and until his successor is duly elected and qualified. Mr. Carlile will also serve as a member of the Board’s Compensation Committee and Corporate Governance and Nominating Committee. The Board of Directors has determined that Mr. Carlile is an independent director under applicable listing standard of The Nasdaq Stock Market LLC for service on the Board and that he meets the additional independence and qualification requirements for compensation committee members under the Nasdaq Marketplace Rules and the Securities Exchange Act of 1934 (the “Exchange Act”).

As a non-employee director, Mr. Carlile will receive compensation in the same manner as the Company’s other non-employee directors, in accordance with the Company’s Directors’ Compensation Policy, which is attached as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended February 25, 2023, filed with the Securities and Exchange Commission on April 6, 2023.

Mr. Carlile will also enter into an indemnification agreement with the Company in the form previously approved by the Board and filed with the Securities and Exchange Commission as Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the year ended May 31, 2008, filed with the Securities and Exchange Commission on July 30, 2008.

There is no arrangement or understanding between Mr. Carlile and any other persons pursuant to which he was appointed as a director, and Mr. Carlile has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01    Regulation FD Disclosure.

The full text of the Company’s press release, issued on June 4, 2024, announcing Mr. Carlile’s appointment to the Board is included as Exhibit 99.1 to this report.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press Release entitled “RGP Announces the Appointment of Roger Carlile to the Board of Directors,” issued June 4, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

Date: June 4, 2024	By:	/s/ KATE W. DUCHENE
Kate W. Duchene
President and Chief Executive Officer